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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): October 27, 1997


              PROFESSIONALS INSURANCE COMPANY MANAGEMENT GROUP
           (Exact Name of Registrant as Specified in its Charter)



             Michigan                    0-21223                 38-3273911
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
        of Incorporation)                                    Identification No.)


                  4295 Okemos Road, Okemos, Michigan 48805
             (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code: (517) 349-6500


                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.

       (a) Financial Statements of Business Acquired. Not applicable.

       (b)  Pro Forma Financial Information.  Not applicable.

       (c)  Exhibits.


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
    Item 601
 Regulation S-K
Exhibit Reference
     Number        Exhibit Description
-----------------  -------------------

     (10) Adverse Development Stop Loss Reinsurance Contract between Physicians Protective Trust Fund (the "Reassured") and PICOM Insurance Company (the "Reinsurer") effective February 1, 1998, 12:01 a.m. Eastern Standard Time.

     (99) Joint Press Release of Professionals Insurance Company Management Group and Physicians Protective Trust Fund issued October 27, 1997.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PROFESSIONALS INSURANCE COMPANY
                                MANAGEMENT GROUP



  Date: October 30, 1997        By: /s/ Victor T. Adamo
                                   -----------------------------
                                       Victor T. Adamo
                                       President and
                                       Chief Executive Officer








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                                EXHIBIT INDEX


                                                                 Sequential
                                                                 Page Number
Designation           Description                                at Which Found

Exhibit 10 Adverse Development Stop Loss Reinsurance Contract effective February 1, 1998, 12:01 a.m. Eastern
             Standard Time

Exhibit 99   Joint Press Release
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